UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025 (August 11, 2025)

CELANESE CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 443-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	New York Stock Exchange
4.777% Senior Notes due 2026	CE /26A	New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	New York Stock Exchange
5.337% Senior Notes due 2029	CE /29A	New York Stock Exchange
5.000% Senior Notes due 2031	CE /31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Revolving Credit Agreement

On August 11, 2025, Celanese Corporation (the “Company”) and its wholly owned subsidiary Celanese US Holdings LLC (“Celanese US”) entered into a Credit Agreement (the “Revolving Credit Agreement”) by and among the Company, Celanese US as borrower, certain subsidiaries of Celanese US from time to time party thereto as borrowers, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer and other Swing Line Lenders and L/C Issuers party thereto. Obligations under the Revolving Credit Agreement are guaranteed by the Company, Celanese US (in the case of borrowings by other borrowers) and certain domestic subsidiaries of Celanese US.

The Revolving Credit Agreement provides for a five-year $1.75 billion unsecured revolving credit facility, which is available in U.S. dollars and certain other currencies as provided therein, and which includes a sublimit of $250 million for the issuance of letters of credit (the “Revolving Facility”). The Revolving Facility replaces the Company's existing revolving credit facility under the Credit Agreement dated as of March 18, 2022, by and among the Company, Celanese US, Celanese Europe B.V., a wholly owned subsidiary of the Company, certain subsidiaries of Celanese US from time to time party thereto as borrowers, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer and other Swing Line Lenders and L/C Issuers party thereto, which was terminated on August 11, 2025 in connection with the entry into the Revolving Credit Agreement.

Amounts outstanding under the Revolving Credit Agreement accrue interest at an annual rate based on, in the case of U.S. dollar borrowings, Daily Simple SOFR, Term SOFR or a customary base rate, at the borrower’s election, or in the case of foreign currency borrowings, the interest benchmark for such currency provided in the Revolving Credit Agreement, in each case plus a margin of between 1.00% and 2.00% (or between 0.00% and 1.00% in the case of U.S. dollar base rate borrowings), depending on the Company’s senior unsecured debt ratings. Undrawn amounts under the Revolving Credit Agreement are subject to a commitment fee at an annual rate of between 0.09% and 0.35%, depending on the Company’s senior unsecured debt ratings.

The Revolving Credit Agreement contains certain covenants, which, among other things, require the maintenance of a leverage ratio and a fixed charge coverage ratio, limit increases to the Company's dividend until a specified target ratio is met, restrict certain merger transactions and sales of all or substantially all of the assets and limit the amount of liens and subsidiary indebtedness. Upon the occurrence of certain events of default, the Company’s obligations under the Revolving Credit Agreement may be accelerated. Such events of default include payment defaults under the Revolving Credit Agreement, covenant defaults and other customary defaults.

The financial institutions party to the Revolving Credit Agreement have performed and may continue to perform commercial banking and financial services for the Company for which they have received and will continue to receive customary fees.

The foregoing description does not constitute a complete summary of the terms of the Revolving Credit Agreement and is qualified in its entirety by reference to the copy of the Credit Agreement filed as Exhibit 10.1 to this Current Report, which is incorporated herein by reference.

Amendment to Term Loan Credit Agreement

On August 11, 2025, Celanese US entered into a Sixth Amendment to Credit Agreement (the “Amendment to the Term Loan Credit Agreement”), which amends the Term Loan Credit Agreement, dated as of March 18, 2022, by and among the Company, Celanese US, the subsidiaries of the Company party thereto as guarantors, the lenders party thereto and Bank of America, N.A., as Administrative Agent (as amended, restated, supplemented or otherwise modified prior to August 11, 2025, the “Term Loan Credit Agreement”).

The Amendment to the Term Loan Credit Agreement adds a minimum consolidated fixed charge coverage ratio covenant, limits increases to the Company's dividend until reaching a target consolidated leverage ratio and makes certain other modifications.

The foregoing description does not constitute a complete summary of the terms of the Amendment to the Term Loan Credit Agreement and is qualified in its entirety by reference to the copy of the Amendment to the Term Loan Credit Agreement filed as Exhibit 10.2 to this Current Report, which is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit Number
Description
10.1	Credit Agreement, dated as of August 11, 2025, by and among Celanese Corporation, Celanese US Holdings LLC, certain subsidiaries of Celanese US Holdings LLC from time to time party thereto as borrowers, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer and other Swing Line Lenders and L/C Issuers party thereto.*

10.2	Sixth Amendment to Credit Agreement, dated as of August 11, 2025, by and among Celanese Corporation, Celanese US Holdings LLC, the subsidiary guarantors party thereto, each lender party thereto, and Bank of America, N.A., as Administrative Agent, amending that certain Term Loan Credit Agreement dated as of March 18, 2022.*

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document contained in Exhibit 101)

*	The Company has omitted certain schedules and similar attachments to such agreements pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION

By:	/s/ ASHLEY B. DUFFIE
Name:	Ashley B. Duffie
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date:	August 11, 2025

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